UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2014 (April 14, 2014)

AXIALL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road , Suite 1200, Atlanta, GA		30328
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (770) 395 - 4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02              Results of Operations and Financial Condition.

On April 14, 2014, Axiall Corporation (the “Company”) issued a press release announcing certain preliminary unaudited financial results of the Company for the fiscal quarter ended March 31, 2014, and other matters described in the press release related to the repair and resumption of operations at the Company’s PHH vinyl chloride monomer manufacturing facility at the Company’s Lake Charles, Louisiana chemicals complex.  A copy of the press release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 7.01              Regulation FD Disclosure.

The information set forth in item 2.02 above is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit
Number	Description

99.1	Press Release, dated April 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIALL CORPORATION

	By:	/s/ Gregory C. Thompson
	Name:	Gregory C. Thompson
	Title:	Chief Financial Officer

Date: April 15, 2014

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated April 14, 2014.